UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 18, 2008 (June 24, 2008)

MEXORO MINERALS LTD.
(Exact name of registrant as specified in its charter)

Colorado	0-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

C. General Retana #706 Col San Felipe Chihuahua, Chih. Mexico	31203
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  + (52) 614 426 5505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On June 18, 2008, we issued a secured convertible debenture (the “Debenture”) with a one-year term.  The Debenture is in a principal amount of $370,000 and carries a per annum interest rate of 8%.  In connection with the issuance of the Debenture, we entered into an addendum to the Security Agreement dated May 9, 2008 with the Debenture holder that secured our assets until there has been full compliance with the terms of the Debenture ("Security Agreement Addendum").

The Debenture holder may convert all or a portion of the principal amount of the Debenture into units consisting of one share of our common stock and half a warrant to purchase one share of our common stock.  Subject to certain adjustments upon the occurrence of various capital reorganizations and other events, the units are convertible at $0.50 per unit for a total of up to 740,000 shares of common stock and up to 370,000 warrants to purchase shares of common stock (the “Warrants”).  The Warrants have a term of four years from the date that the Debenture holder converts the Debenture or the portion of the Debenture covering those warrants.  A holder of the Warrants may exercise those Warrants at $0.75 [subject to adjustments upon the occurrence of certain events like stock splits].  We have agreed that any shares into which the Debenture can be converted or into which the Warrants may be exercised shall be included in any registration statement that we may elect to file for the registration of our common stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities

On June 18, 2008, we issued the Debenture to an investor in a principal amount of $370,000. This Debenture is convertible into up to 740,000 shares of our common stock and up to 370,000 warrants which are exercisable into shares of our common stock at $0.75 per share.  The Debenture was issued to a US person relying on the exemption from the registration requirements of the Securities Act of 1933 provided by Regulation D and/or Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1                                Debenture, dated June 18, 2008*
Exhibit 10.2                                Form of Warrant, dated May 9, 2008, previously filed as an exhibit to the form 8-K on May 16, 2008
Exhibit 10.3                                Security Agreement, dated May 9, 2008, previously filed as an exhibit to the form 8-K on May 16, 2008
Exhibit 10.4                                Security Agreement Addendum, dated June 18, 2008*

*Filed herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MEXORO MINERALS, LTD.

By: /s/ Mario Ayub
Mario Ayub
President

June 24, 2008